Exhibit 99.2 Transforming and Innovating the Discovery and Development of Novel, Class Leading GPCR-Targeted Therapies S e p t e m b e r 2 0 2 4

DISCLAIMER Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as anticipates, believes, expects, intends, “plans,” “potential,” projects,” “would,” future, “planned” and “estimates” or similar expressions are intended to identify forward-looking statements. Each of these forward-looking statements involves substantial risks and uncertainties that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding: the design, objectives, initiation, timing, progress and results of current and future preclinical studies and clinical trials of our product candidates, including the ongoing Phase 1a and Phase1b clinical trial for its lead program, TX45, in Group 2 pulmonary hypertension secondary to left heart failure with preserved ejection fraction (PH-HFpEF); the proposed initiation of the Phase 2 clinical trial of TX45 in Group 2 PH-HFpEF, including anticipated trial design and endpoints; the anticipated market opportunity of TX45 to address the unmet needs of patients living with PH-HFpEF; candidate selection for our second program in HHT; the expected timing of program updates and data disclosures; the timing of filing INDs and other regulatory documents; the timing and likelihood of seeking regulatory approval for our product candidates including TX45; the competitive landscape for our product candidates; our ability to identify and develop additional product candidates; and our estimates regarding expenses, future revenue, capital requirements, cash runway and needs for additional financing. These forward-looking statements reflect our current beliefs and expectations. Many factors may cause differences between current expectations and actual results, including the early stage of our development efforts; success in preclinical testing and earlier clinical trials does not ensure that later clinical trials will generate the same results or otherwise provide adequate data to demonstrate the efficacy and safety of product candidates; clinical site activation rates or clinical trial enrollment rates that are lower than expected; changes in expected or existing competition; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; the impact of macroeconomic conditions, including the conflict in Ukraine and the conflict in the Middle East, heightened inflation and uncertain credit and financial markets, on our business, clinical trials and financial position; and unexpected litigation or other disputes. These and other risks are described more fully in our filings with the Securities and Exchange Commission (“SEC”), including the risks detailed in our Quarterly Report on Form 10-Q filed with the SEC on August 14, 2024, and other documents we subsequently filed with or furnished to the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except as required by law, we assume no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

3 Agenda I. Company Overview TM II. GEODe Platform III. TX45 Relaxin in Group 2 Pulmonary Hypertension i. Overview of Target and Indication ii. Patient Journey iii. Clinical Data iv. Preclinical Data v. Clinical Program IV. HHT Program V. Summary

4 Tectonic Therapeutic – Transforming the Discovery of Novel GPCR-Targeted Therapies, Innovating in Their Development • Validated platform to discover and optimize biologics that target GPCRs Validated GEODe Platform• Prioritizing high value GPCR targets, where small molecules are not the right modality • First two assets address indications with no approved therapy 1 2 1. TX45: RXFP1 agonist - potential therapy for Group 2 PH in HFpEF Phase 2 Best-In-Class ▪ >600,000 Patients in US alone (>20 times PAH) Relaxin Agonist for ▪ Phase 1a trial complete. TX45 was well tolerated, no immunogenicity observed, and a “Group 2 PH” favorable PK/PD relationship was demonstrated ▪ Phase 1b hemodynamic proof of concept data expected in Q2-2025 First-In-Class “HHT” ▪ Phase 2 randomized trial initiated in Aug ‘24, data expected in 2026 Program 2. GPCR3: GPCR antagonist antibody addressing hereditary hemorrhagic telangiectasia (HHT) Team with a Track • Team with extensive track record of drug discovery and development success, Record of “Firsts” resulting in 20 “first” approvals across multiple therapeutic areas • Well capitalized by a syndicate of leading institutional funds Reverse Merger Closed June 2024 3 • $185M cash as of 6/30/24, expected to provide runway into mid-2027 1 2 3 Pulmonary Hypertension; Heart Failure with Preserved Ejection Fraction; Cash and cash equivalents as of June 30, 2024, prior to the payment of accrued transaction and related expenses of ~$14.4M, are expected to fund current operational plans into mid-2027

5 This Accomplished Team Has Delivered for Patients and Investors Alise Daniel Peter Anthony Marcella Marc Reicin, M.D. McNamara, Ph.D. Muslin, M.D. Ruddy, M.D. Schwabish, Ph.D. Lochner CEO, Director CSO CDO CMO CBO CFO FOUNDED MULTIPLE GPCR EXPERT, SUCCESSFUL COMPANIES FORBES ”30 under 30” Timothy Andrew LeukoSite Springer, Ph.D. Kruse, Ph.D. Co-Founder Co-Founder Multiple Awards and Fellowships 2022 Lasker Award (Biomedical Research, NIH, Amgen, Sloan Research)

6 st Team Track Record: >20 1 Approvals with >$50B In Annual Sales st 1 approvals and indication expansions shown below ONCOLOGY/ IMMUNOLOGY/ CARDIO/ RESPIRATORY OTHER IO INFLAMMATION METABOLISM / ALLERGY

7 Biologics Offer Advantages Over Small Molecules in Targeting GPCRs in Multiple Settings ~12% >18%* Approved remain When difficult to drug with small molecules drugs target unexploited Biologic captures complexity of ligand / receptor engagement 100 GPCRs If target site similar to domains of different proteins Biologic minimizes off target binding to improve safety / tolerability Non- 800+ Sensory Orphan GPCRs If use case requires tissue /compartment targeting GPCRs (~20%) Sensory Engineer biologic to target or exclude compartment as needed GPCRs (~50%) When multi-modal action needed Bispecific approach enables dual target engagement ➢>470 Approved drugs (~33% of all) ➢ >$180B in annual sales ➢Predominantly small molecules ➢Only 3 are antibodies (*) Hauser, A.S. et al., Cell. 2018 Jan 11; 172(1-2): 41–54.e19. * 18% = 100% - 12% (approved drug targets) – 50% (sensory) – 20% (non-sensory, orphan)

8 Our Unique Pipeline Opportunities are Enabled by Biologic Targeting of GPCRs GROUP 2 PULMONARY HEREDITARY HEMORRHAGIC FIBROSIS f HYPERTENSION (Group 2 PH) TELANGIECTASIA (HHT) IN PHASE 2 First in Class & Indication Bi-specific Approach 2 2 GPCR Antagonist GPCR Modulator Potential Best-in-Class (anti-angiogenic) (anti-fibrotic) 1 RXFP1 Agonist Target pathway linked to disease Supporting clinical data for one Supporting clinical data genetics component of bispecific Scale of POC studies: ~50-200 patients per indication 3-6 months treatment 1. Fusion protein – lead molecule in-licensed from Harvard U., optimized using GEODe platform 2. GPCR targeted therapeutics discovered internally using GEODe platform

9 Pipeline of GPCR-Targeted Biologics with Multiple Potential Value Infection Points Ahead Phase 1 Phase 2 Indication Program Preclinical Phase 3 (1) Group 2 PH in Phase 2 Initiated Phase 1b (ongoing) Patients with Heart RXFP1 Agonist in August ‘24 Hemodynamic data Failure with Randomized (TX45 – Fc-relaxin) Q2-2025 Preserved Ejection Phase 2 data in 2026 Fraction (HFpEF) Hereditary Development Initiation Hemorrhagic GPCR Candidat e Planned Telangiectasia Antagonist Select ion 2H’24 Q4’25/Q1’26 (Osler Weber Rendu Syndrome) Bi-functional Discovery Fibrosis GPCR Modulator GPCR Multiple Discovery Indications Modulators (1) Pulmonary Hypertension

10 GEODe PLATFORM Proprietary, validated platform, enables reproducible discovery and optimization of GPCR targeted biologics

11 GEODe Solving Key Challenges in GPCR Targeted Biologics Discovery GEODe Platform Features Challenges Designed for Success RETAIN 1. endogenous GPCR structure to enable Receptor Engineering, and Purification Technology screening against relevant form of receptor delivers abundant receptor reagent in native conformation PURIFY target in sufficient quantities to power screening campaign 2. In-vitro Yeast Display Libraries INDUCE provide high-diversity, without immune editing immune response to human GPCR in animals if immunization strategy is pursued 3. STABILIZE Protein Engineering receptor in active conformation to enable Optimize protein pharmacology Engineer antigen formats to enable screening for agonists or agonist discovery antagonists as needed

12 GEODe Proprietary GEODe platform spans three enabling technologies to identify and optimize potent GPCR targeted biologics 1. 2. 3. EXPRESSION AND IN-VITRO YEAST PROTEIN ENGINEERING PURIFICATION TECHNOLOGY DISPLAY LIBRARIES • Optimize Protein Pharmacology Produce Sufficient Quantities Efficiently Screen • Engineer Proprietary Scaffolds and Stabilize Them in the Diverse Antibody Libraries for Agonist Discovery Correct Conformation Against GPCRs Large toolbox of biochemical methods, engineering tools, and assays

13 GEODe GEODe Platform Discovery Capabilities Deliver Selective, Ligand Competitive Orthosteric Antagonists PURIFIED ANTIBODIES ARE OPTIMIZATION IMPROVES SELECTIVE * FUNCTIONAL ANTAGONISTS ORIGINAL POTENCY BY ~20X (NO EFFECT ON OFF-TARGET GPCR) Receptor Signaling Assay (Mammalian Cells) 125 200 TX786 TX786 Optimized Lead Hit 100 TX774 150 (+) control 75 100 50 50 (+) Ctrl Optimized Lead 25 0 0 V V -11 -10 -9 -8 -7 -6 -5 -12-11-10 -9 -8 -7 -6 -5 -4 Log[Antagonist], M Log[Antagonist], M *Latest generation proprietary libraries delivering initial hits with >10X potency % Activity (hGPCR3 b-arrestin assay) % Activity % Activity (hGPCR2 b-arrestin assay) %Actvity

14 GEODe Our Proprietary Antigen Formats Enable Screening for Biologics with Agonist Activity Active Inactive GPCR GPCR Proprietary Ga Mimetics Membrane Designs Driven by Machine Cytosol Learning and Energy Prediction Algorithms Proprietary Gα mimetic

15 GEODe Design of Our Proprietary Ga Mimetics Is Driven by the Latest in Machine Learning and Energy Prediction Algorithms Nucleotide-bound In-silico Deep Mutational Mutations Predicted to Stabilize the Confirmation Scanning for Receptor-bound GPCR Bound Conformation of G⍺ s Stabilizing Mutations and Increase Agonist Affinity ⍺5 (CTH) Nucleotide-bound structures Helical Domain GTPase ⍺1 Domain Receptor-bound A2 G A PCR Confirmation GPCR-bound GPCR + A2A + structures Gs mimetic (CTRL) log [agonist] M Candidate mutation Competition binding assay Ongoing enhancement of our ability to screen for biologics with agonist activity Binding (% maximum)

16 GEODe End-to-end Capabilities in Place at Tectonic for Continued Discovery of Optimal DCs Suite of Ab Discovery, Optimization and Characterization Capabilities • GPCR structural and mechanistic know-how Target Prep for GPCR Biochemistry • Overexpression & stabilization of target TARGET Discovery Campaigns • Mammalian and insect cell expression methods • Antibody yeast display Affinity Maturation Antibody Discovery • Custom selection methods for GPCR targets VALIDATED Protein Engineering • NGS to identify diverse sequences HIT • High throughput antibody expression Developability Protein Sciences• Biochemical binding Assays Assessment • Biophysical characterization • Signaling and cell biology assays to validate Functional LEAD Cellular Structural lead functionality Assessment / Pharmacology Biology • Cryo-EM of Ab/receptor complex to gain key Structural mechanistic insights, understand SAR Insights DC Candidate In vivo• Disease-specific cell assays Disease Biology Pharmacology • PK and animal models Selection

TX45: Fc-RELAXIN FUSION PROTEIN RXFP1 agonist with differentiated profile

18 TX45 Hemodynamic and Anti-fibrotic Properties of Relaxin Demonstrated by its Role in Pregnancy Pharmacology Facilitates Gestation PULMONARY AND AGONIST SYSTEMIC VASODILATOR Increases cardiac output to Natural Ligand of RXFP1 accommodate the Receptor increased demand from developing fetus No RXFP1 internalization from relaxin agonism → ANTIFIBROTIC no desensitization with chronic therapy Prepares musculoskeletal tissues for pregnancy and childbirth Relaxin upregulated in Local resolution cryo-EM map of full-length RXFP1–Gs complex BioRxiv: https://doi.org/10.1101/2022.01.22.477343 pregnancy

19 TX45 The First Recombinant Relaxin (serelaxin) Demonstrated Safety and Benefit in Acute Heart Failure (AHF) in Trials of >11,000 Patients -Note: trials only included a two-day relaxin infusion Study (WHF Day 5) Relative Risk [95% CI] N(drug) N(pbo) PK limitations of relaxin a Pre-RELAX AHF 0.56 [0.22 – 1.45] 42 61 major hurdle to its development for chronic RELAX-AHF 0.54 [0.37 – 0.78] 581 580 diseases RELAX-AHF-2 0.90 [0.76 – 1.07] 3274 3271 RELAX-AHF-EU 0.71 [0.52 – 0.98] 1756 894 Our GEODe Protein RELAX-AHF-ASIA 0.42 [0.21 – 0.84] 437 433 Engineering capabilities 0.77 [0.67 – 0.89] Meta Analysis 6090* 5239 address this challenge p = 0.0002 Effects of serelaxin on worsening heart failure (WHF) – fixed-effect (FE) meta-analysis; serelaxin 30 μg/kg/day vs. placebo,. CI, confidence interval. • One of two pivotal studies included in meta-analysis, RELAX-AHF-2, failed to achieve the co-primary endpoints, and we believe that two factors contributed to this outcome – It was ambitious to expect that a two-day infusion of serelaxin, with its short half-life and mechanism of action, would demonstrate clinical benefit at 6 months – Operational challenges with patient enrollment may also have had an impact * Teerlink J.R. et al. Eur. J. Heart Fail. 2019; 22: 315-329; patients from RELAX-AHF-JP (N=30 total) not listed in table

20 TX45 TX45 is Engineered to Solve a Critical PK Problem Observed with Other Relaxin Molecules TX45 EXHIBITS SUPERIOR PROFILE vs. PARENT COMPOUND 2 3 AND COMPARATOR MOLECULE Preclinical Rat Pharmacokinetic Data Relaxin has very short in vivo half-life Fc-fusion needed to improve PK Relaxin Fc-fusions have steep decline in pI <9, TX-45 exposure after dosing (>90%) because of 1 glycocalyx binding due to high pI pI >9, Comparator pI >9, TX early Engineering TX45 to reduce net positive charge (and lower pI) prevents rapid clearance 1. Isoelectric Point 2. High pI Fc-relaxin fusion protein described in literature 3. Source: Tectonic internal data Concentration

21 TX45 TX45 Reflects Significant Protein Engineering to Optimize Its Pharmacology 1 TX45 results in ~10x greater in vivo potency over comparator molecule than predicted based on PK 2 and in vitro activity – potentially from reduced trapping of drug in glycocalyx, resulting in increased free drug available to activate RXFP1 in tissues Superior efficacy (Renal Blood Flow) in TX45 vs. Relative in Relative in Expected in Observed in 3 High PI Comparator Molecule at Same Dose vivo exposure vitro potency vivo activity at vivo activity at at same dose on receptor same dose same dose 1X 10X 10X 1X 10X 10X 1X 10X TX45 0.3mpk TX45 0.03 mpk Comparator 0.3 mpk Vehicle Comp TX45 Comp TX45 Comp TX45 Comp TX45 1. High pI Fc-relaxin fusion protein described in literature 2. ~0.03 mpk of TX45 has similar efficacy as 0.3 mpk of Comparator 3. Source: Tectonic internal data

22 TX45 TX45 – Optimized RXFP1 Agonist for Group 2 PH in HFpEF ✓ Potential Best-in-Class Relaxin • Protein engineering has extended pharmacologic half-life to support monthly dosing Agonist with Optimized PK • No approved therapy ✓ High Unmet Need in Group 2 • >600,000 patients in US 1 PH with HFpEF • High 5-year high mortality • Pulmonary + systemic vasodilation, cardiac relaxation ✓ Mechanism may be Ideal to • Reversal of fibrosis in pulmonary vasculature and heart Address Group 2 PH • Anti-inflammatory ✓ Supporting Clinical and Pre-• Hemodynamic benefit in studies of serelaxin in AHF • Clear benefit observed with TX45 in rodent PH and CHF models clinical Data • No outcome study needed ✓ Streamlined Development • Enrichment strategy for CpcPH where there is greatest unmet need Strategy • Enables potential early launch relative to congestive heart failure • Other PH Groups, Heart failure, renal disease ✓ Potential to Expand Indications 1. Heart Failure with preserved Ejection Fraction

23 TX45 Pulmonary Hypertension Consists of 5 Distinct Diseases Group 2 PH is of Greatest Interest for TX45’s Initial Indication Group 1 Group 2 Group 4 Group 5 (“PAH”) Group 3 1 (>600,000 ) (“CTEPH”) (Misc.) 1 (~25,000 ) • Idiopathic• Due to left heart • Due to lung disease • Chronic thrombo-• Miscellaneous or hypoxia embolic pulmonary group with causes disease (HFpEF, • Hereditary HFrEF) or valvular hypertension –i.e., unclear or multiple • May be due to heart disease as a consequence underlying factors • Connective tissue COPD, interstitial of blood clots disease-associated 2 • CAD, HTN, T2DM , lung disease (i.e., high cholesterol are IPF) or obstructive • Congenital heart sleep apnea risk factors disease-associated • Two Subtypes: • Drug-induced CpcPH / IpcPH 1. US Prevalence 2. CAD: Coronary Artery Disease, HTN: Hypertension, T2DM: Type 2 Diabetes Mellitus Nat. Pul. Hypertension Unit, Ireland

24 TX45 Our Focus is on the Group 2 PH Subset of Heart Failure with Preserved EF (HFpEF) Clinical Program Designed to Enable Evaluation of Efficacy in Overall Population and CpCPH IpcPH (Isolated, post capillary PH) Heart Increased Left Ventricle Filling Pressures HFpEF Normal Ô HFpEF 1,2 Increased Pulmonary Venous Pressures (Several million pts.) Ô Passive Pressure Backflow Ô Pulmonary Hypertension Group 2 PH 3 (>600K) IpcPH CpcPH CpcPH (Combined, pre- and post capillary PH) (>500K) (>100K) Chronic PH and/or Other Drivers Pulmonary Vasculature Ô Permanent Vascular Changes, e.g. Pulmonary Artery Remodeling Ô Increased Vascular Resistance Ô Normal PAH-like Right Heart Failure 1. US prevalence numbers. Estimates based on data from 2. Kapelios, C. et al., Cardiac Failure Review 2023;9:e14 3. Sera F. et al. Heart 2023;109:626–633

25 Group 2 PH: Patient Journey

26 TX45 Key Hemodynamic Measures in Pulmonary Hypertension Measure Definition Detection Method(s) / Formulas Clinical Significance mPAP Directly measured by RHC Fluid pressure in the Key parameter for diagnosing pulmonary Mean Pulmonary Arterial lung arteries hypertension of all causes (Groups I-V) sPAP estimated by echo Pressure (mm Hg) Resistance to blood Calculated from mPAP, PCWP, PVR flow in pulmonary and CO obtained by RHC Provides information about disease/narrowing arteries (“narrowness specifically in pulmonary arteries Pulmonary Vascular of pipes”) PVR = (mPAP-PCWP)/CO Resistance (Wood Units) PCWP Fluid pressure in lung Used to assess left ventricular filling abnormalities capillaries – measure Directly measured by RHC – elevated in left sided heart failure (“hard to fill Pulmonary Capillary Wedge of left atrial pressure pump”) Pressure (mm Hg) CO Amount of blood CO directly measured by RHC CO is a key measure of heart function and is pumped per unit time thermodilution depressed in heart failure Cardiac Output (L / min)

27 TX45 Group 2 Pulmonary Hypertension (PH) Patient Journey Patient with HF Symptoms Echocardiography (LVEF, SPAP) Cardiologist 2 Treat HF (HFpEF , SPAP > 30 3 (pulmonary hypertension) HFrEF ) No RH Catheterization Yes mPAP > 20 mPAP > 20 mPAP > 20 PVR ≥ 3 PVR < 3 PVR ≥ 3 PCWP ≥ 15 PCWP ≥ 15 PCWP < 15 Pulmonologist and/or Cardiologist Patient with CpcPH Patient with IpcPH Patient with PAH (1) LVEF: left ventricular ejection fraction; SPAP: estimated systolic pulmonary artery pressure by echo; mPAP: mean pulmonary artery pressure; PVR: pulmonary vascular resistance; PCWP: pulmonary capillary wedge pressure; CpcPH: combined pre-and post-capillary pulmonary hypertension; IpcPH isolated post-capillary PH (2) HFpEF: Heart Failure with preserved Ejection Fraction (3) HFrEF: Heart Failure with reduced Ejection Fraction

28 Treatment of Pulmonary Hypertension (PH) in the Setting of Heart Failure with Preserved Ejection Fraction (HFpEF) Patient Diagnosed with PH-HFpEF (LVEF ≥ 50%, PCWP ≥ 15, mPAP > 20) Treat Co-Morbidities Start SGLT2 inhibitor (HTN, AFib, Diabetes, Obesity, Sleep Apnea) Repeat echo Consider Mineralocorticoid Receptor Antagonist, Entresto, PDE5 inhibitor LV Assist Device (LVAD)

29 TX45 Relaxin Multimodal MOA Addresses Pathways Implicated in Group 2 PH Pathophysiology Mechanisms Implicated in Group 2 PH 1 Activation of ET-1 pathway(*) 2 Reduced NO pathway activity(*) Activation of TGFβ pathway 3 (*) Most active in CpcPH subset Effects of RXFP1 Activation by Relaxin ✓ Pulmonary and systemic arterial vasodilation ✓ Favorable remodeling: anti-fibrotic effect in heart and pulmonary vasculature ✓ Anti-inflammatory

30 TX45 Relaxation and Anti-Fibrotic Effects of Relaxin Have Potential for Disease Modification in Group 2 PH • Heart, and vascular dysfunction contribute to disease pathology • Renal dysfunction also present in many of these patients CHARACTERISTICS OF GROUP 2 PH IpcPH CpcPH ANTICIPATED RELAXIN EFFECTS Pulmonary Vasodilation Pulmonary artery narrowing, thickening, ✓ stiffening, fibrotic remodeling Anti-inflammatory, anti-fibrotic Right Ventricular Dysfunction Right ventricular remodeling ✓ ✓ Peripheral vasodilation, cardiac Thickening and stiffening of Left Ventricle ✓ ✓ relaxation, left ventricular remodeling Compromised kidney function Improvement in kidney function ✓ ✓ Reducing pulmonary pressures and improvement of left heart function are both key to providing efficacy

31 TX45 Group 2 PH vs. PAH • Significant opportunity for a first-in-indication therapy • Highly motivated physicians and patients 6 US PREVALENCE >> PAH 5 YEAR SURVIVAL £ PAH NO THERAPEUTIC OPTIONS 1-3 >600,000 No approved Multiple drugs/ ~ 50% 50% therapies mechanisms approved … IpcPH Limited (>500K) pipeline ET1R antagonists 23% PDE5 inhibitors PAH Drugs have GC stimulators not demonstrated Prostacyclins convincing CpcPH efficacy in Group ACTRII-Trap 4 >25,000 (>100K) 2 PH with the exception of cpcPH IpcPH PAH Group 2 PH PAH PDE5i in CpcPH Group 2 PH Multi-$ Billion Market >$4 Billion Market in 5 1. US prevalence numbers. Estimates based on data from Group 2 PH PAH Opportunity US Today 2. Kapelios, C. et al., Cardiac Failure Review 2023;9:e14 3. Sera F. et al. Heart 2023;109:626–633 4. www.pahinitiative.com 5. GlobalData 6. Caravita S. et al. https://doi.org/10.1371/journal.pone.0199164; Gall H. et al The Journal of Heart and Lung Transplantation, Vol 36, No 9, September 2017; estimates from synthesis of different studies

32 TX45 PDE5 Inhibitors Affect Only One of Several Pathways Addressed by Relaxin PDE5 inhibitors demonstrated (1-3) efficacy across 3 studies including: ✓Reduction in PVR ✓Improvement in exercise capacity PDE5i Effects ✓Decrease in heart failure hospitalizations TX45 anticipated to be effective in both Cpc-PH and Ipc-PH because it targets additional anti-fibrotic and anti-inflammatory mechanisms on top of activation of the NO pathway 1. Guazzi et al. 2011 2. Belyavskiy et al. 2020 3. Kramer et al. 2019

33 TX45 PDE5 Inhibitors Show Significant Benefit in CpcPH and HFpEF Despite Limited Mechanism of Action Compared with Relaxin Expected to Increase POS of Relaxin in HFpEF and CpcPH PDE5i TREATMENT DECREASES (3) HOSPITALIZATIONS Patients with HF Hospitalizations PDE5i Post-treatment LOWERS (1) PVR Pre-treatment PDE5i PRODUCES IMPROVEMENTS (2) IN 6MWT 1. Guazzi et al. 2011 2. Belyavskiy et al. 2020 3. Kramer et al. 2019

34 TX45 Relaxin Improves Hemodynamics in Heart Failure Balanced pulmonary and peripheral vasodilation, and improved heart function (decreased PCWP) relevant to Group 2 PH mPAP PVR (Pulmonary (lung) artery pressure) (Blood flow resistance in pulmonary arteries) p<0.0001 • Panels: serelaxin infusion for 20hrs in Acute Heart Failure patients with elevated pulmonary artery pressure (PAP) rapidly lowered mPAP, pulmonary vascular resistance (PVR), systemic vascular resistance (SVR), pulmonary capillary *,** wedge pressure (PCWP) SVR PCWP • Not shown: serelaxin also improved right (Left ventricular afterload) (Lung capillary pressure – * atrial pressures (RAP), and renal function measure of left atrial pressure) • In a similar study in patients with chronic CHF, a reduction in PCWP and an increase in cardiac output was ** demonstrated * Ponikowski P. et al. Eur. Heart J. 2014, **Dschietzig T. et. Al. Ann NY Acad Sci 2009 ** Diuretics were allowed after the first 8 hours

35 TX45 and Other Relaxin Preclinical Data Preclinical validation Anti-fibrotic effects of relaxin observable across broad range of studies

36 TX45 TX45 Efficacy in Monocrotaline-Induced Model of Pulmonary Hypertension in Rats TX45 Significantly Reduces Right Ventricular Systolic Pressure, Fulton’s Index and Muscularization of Small Pulmonary Arteries in Tx Model of PH Reduced Histological Reduced Pulmonary Improved Pulmonary Reduced Cardiac Inflammation Arterial Muscularization Hemodynamics Hypertrophy

37 TX45 TX45 Significantly Reduces Collagen and TNFa levels in Mouse UUO Model of Renal Fibrosis Sham TNFa Collagen IV IHC Quantification in Kidney Cortex 0.010 25 p = 0.02 0.008 20 0.006 UUO + Vehicle 15 0.004 10 5 0.002 UUO + TX45 0 0.000 Sham UUO + Vehicle UUO + TX45 Sham UUO + Vehicle UUO + TX45 * Dotted red line defines the cortex region % Collagen IV Immunolabeling pg / ug tissue

38 TX45 TX45 Reduces Cardiac Hypertrophy and Fibrosis in the Mouse Isoproterenol Induction Model Heart Weight/Body Weight Collagen content Vehicle Isoproterenol Isoproterenol Vehicle Isoproterenol Isoproterenol + TX45 +TX45

39 TX45 Relaxin Prevents Diastolic Dysfunction in a Model of HFpEF and Reverse Cardiac Fibrosis Relaxin Prevents TAC (transverse aortic constriction) -Induced Cardiac Diastolic Dysfunction in Rats & Reverses Diabetes-Induced Cardiac Fibrosis and Diastolic Dysfunction in mRen-2 Rats. Human relaxin-2 reverses cardiac fibrosis Human relaxin-2 Improves Diastolic Dysfunction 2 wk infusion in STZ-treated diabetic/HTN mRen-2 rats gene therapy administered with 28 days follow-up (Samuel C.S. et al. 2008) (Shuai X.X. et al. 2016) * GFP = green fluorescent protein (adenovirus used as negative control)

40 TX45 Additional Anti-Fibrotic Effects of Relaxin Demonstrated in Preclinical Animal Models of Heart Failure In other rodent models of heart failure, Relaxin has been shown to also: 1 ✓Inhibit TGFb or ANG-II induced collagen synthesis in cardiac fibroblasts 2 ✓Prevent interstitial and perivascular fibrosis, with effect superior to enalapril 3 ✓Prevent diastolic dysfunction 3 ✓Prevent and Reverse cardiac hypertrophy Findings consistent across 4 ✓Reverse cardiac inflammatory gene expression models and studies published by different investigators 1. Relaxin knockout model of cardiac fibrosis (mouse) - Samuel C.S. et al. 2004 2. Isoproterenol infusion model of heart failure (mouse) - Samuel C.S. et al. 2014 3. Transverse aortic constriction model of HFpEF (rat) - Shuai X.X. et al. 2016, Lapinskas T. et al. 2020 4. Aging-induced cardiac inflammation (rat)- Martin B. et al. 2018

41 TX45 Clinical Program and Preliminary Phase 1 Data

42 TX45 TX45 Development Program Overview Planned readouts in 2025 and 2026 2024 2026 2025 Healthy Toplined Sept ’24 Phase 1a Safety, PK, PD (Renal Blood Flow) Volunteers Safety, tolerability, PK/PD Phase 1b Group 2 PH Expected Q2-2025 RHC study to establish hemodynamic with HFpEF mPAP, PVR, PCWP, CO proof of concept Group 2 PH with HFpEF Phase 2 Expected 2026 PVR, SV, mPAP, 6MWT (enriched for CpcPH) Randomized, 6-month study RHC: Right Heart Catheter mPAP: Mean Pulmonary Arterial Pressure PVR: Pulmonary Vascular Resistance Development Plan Reviewed with FDA via Pre IND CO: Cardiac Output 6MTW: 6-Minute Walk Test

43 TX45 TX45 Phase 1a Single Ascending Dose Study • Study has completed TX45 SAD Dose Escalation Plan • TX45 was well tolerated with minimal adverse events, no drug-related SAEs • Pharmacokinetics – PK is dose proportional – No evidence of immune mediated clearance • Pharmacodynamics from 0.3 mg/kg cohort (lowest dose) – 30% increase in renal plasma flow on Day 2 post dose persisting at least until Day 8 post dose – Magnitude of effect consistent with serelaxin’s effect – Meets “go criteria”

44 TX45 Phase 1a Study: Preliminary Single Dose TX45 Pharmacokinetic/Pharmacodynamic Data (lowest dose) TX45 Serum Concentrations from Phase 1a Subjects Renal Plasma Flow in Phase 1a Subjects Cohort A 0.3 mg/kg IV TX45 Dosed on Day 1 - Cohort A 0.3 mg/kg IV 0.3 15 m0 mg g/kg IV SC PK in humans 100.0 100 Predicted predicted from NHP data Day 2 Day 8 10.0 10 1.0 1 0.1 0.1 0 0 7 14 21 28 7 35 42 49 56 14 Time (Days) Time (Days) 1 PBO TX45 PBO TX45 Based on Preliminary Data, We Anticipate Potentially Monthly Dosing at Optimal SC Dose 1. Placebo TX00045 (µg/mL) TX00045 (µg/mL)

45 TX45 Preclinical PK/PD from Acute RBF Model Informs Target Plasma Concentration Levels at Trough for Therapeutic Effect RBF Model Used to assess pharmacodynamic response to TX45 administration based on acute vasodilatory effects of relaxin, as measured by increased rat renal blood flow (RBF) * * MCT Model Used to assess the therapeutic anti- inflammatory/anti-proliferative efficacy of TX45 in a rat model of pulmonary hypertension The trough levels required for maximal efficacy in the MCT model fall between the EC and EC 70 80 response in the RBF model * The exposure necessary for human EC70-80 is predicted to be 3-fold lower than in rats given the 3x greater potency of TX45 on human RXFP1 compared to rat RXFP1

46 TX45 Summary of Planned TX45 Phase 2 Study Design TX000045 – 300mg Q4W SC (n=60) Screening RHC prior to randomization TX000045 – 300mg Q2W SC (n=60) (n=60)

47 TX45 Significant Pharma Interest in Relaxin Tectonic has Potential Best-in-Class Molecule Expected Dosing Company Format Formulation Population Timing Frequency Fc-Fusion Group 2 PH / Start in August ’24 SubQ Engineered for optimal Q4 Weeks HFpEF (enriched PK, biodistribution, high High [C] achievable Data in 2026 for CpcPH) [C] formulation Group 2 PH / Start: Q1 2023 Fc-Fusion SubQ Q2 Weeks* st 1 completion: Q2 2025 HFpEF and HFrEF Start: Q2 2024 Small Molecule PO QD* CHF st 1 completion: Q4 2025 h-Albumin-mAb- Start: Q1 2023 SubQ Q Weekly* HFpEF st Injection site reactions 1 completion: Q4 2025 Fusion * Based on dosing frequency in Phase 2 studies listed in clinical trials database

48 HHT Program nd First-in- indication opportunity for 2 most common genetic bleeding disorder

49 HHT Hereditary Hemorrhagic Telangiectasia (HHT) Autosomal Dominant Disease that Causes Abnormal Blood Vessel Formation No currently • Rare, autosomal dominant disease: ~ 75,000 patients in US approved • Mutations in the BMP9/10 pathway AVMs Telangiectasias therapies for HHT • High degree of phenotypic variability (15-20% severe) • Increased mortality risk GI tract Nosebleeds Telangiectasias Lung Liver Brain • Iron and transfusion dependent anemia (10-30% of patients) • >95% Nose (epistaxis) • High output CHF 2nd to Liver AVM → liver transplant • >90% Skin (Telangiectasia) • Stroke FREQUENCY INCREASED • 50% Lungs (pulmonary AVMs*) • Brain abscesses and other deep tissue abscesses OF ABNORMAL FREQUENCY OF • 50% Liver (hepatic AVMs) HHT VESSELS THE FOLLOWING• Venous thromboemboli (VTE) • 20% Gastrointestinal tract • Pulmonary Hypertension • 10% Brain (cerebral AVMs) • Migraines *AVM= arterial venous malformation

50 HHT Anti VEGF: Mouse HHT Model Predictive of Efficacy in Patients ANTI-VEGF mAb SUPPRESSES AVM FORMATION, ANTI-VEGF THERAPY REDUCES EPISTAXIS SEVERITY, VISCERAL HEMORRHAGE IN HHT MODEL IMPROVES HEM. PARAMETERS IN PATIENTS ALK-1 Conditional Knock-Out Wound-induced vascular response Decreases Improves Vessel Growth Hemoglobin Levels Incisional wounds • No rigorous clinical studies ever conducted – only evidence is from IITs – Patent expiration on anti-VEGF mab lowered incentive to investment in label expansion – Dose and Dosing interval not well explored Anti-VEGF Anti-VEGF • Treating physicians concerned about side effects ab ab Angiogenesis. 2014 Oct; 17(4): 823–830 Haematologica. 2021 Aug 1; 106(8): 2161–2169

51 HHT A GPCR3 Antagonist Significantly Reduces AVMs and Retinal Vascular Density in Animal Model of HHT (1,2) Effects of anti-GPCR3 antagonist mAb in mouse HHT model generated by immunoblocking of BMP9 and BMP10 8 **** 6 ns AVM Number **** Plexus Vascular (per Retina, Density 4 4 2 n=7) (x10 µm ) 2 0 IgG2a/ Isotype GPCR3 VEGF-A IgG2a/2b Isotype GPCR3 VEGF-A 2b Ctrl Antag. Antag N=6 Ctrl Antag. Antag. N=7 N=7 N=7 N=7 + Angiogenic driver + Angiogenic driver 1. Ruiz, S. et. al., Scientific Reports, 2016; 6:37366, doi: 10.1038/srep37366 2. Ruiz, S. et. al., J. Clin. Invest., 2020; 130(2):942–957, doi.org/10.1172/JCI127425 . IgG2a/2b TX942 TX1351 G6 31 AVM number (per retina, n=7)

52 HHT Projected HHT Development Program Overview 2024 2026 2025 2027 Finalize IND Enabling DC selection Development Studies and CMC Expected 2H’24 Candidate Safety and Tolerability Phase I PHASE 1a Initiation Planned Q4’25/Q1’26 Randomized 3-Month Study Patients Hematocrit, Epistaxis Score PHASE 2 with HHT Blood Transfusions Planned late 2026/early 2027

53 Summary

54 Financial Overview Company Ticker NASDAQ: TECX Major mutual fund, TAS Partners, 5AM Ventures, EcoR1 Capital, Polaris Investor Participation from Partners, Farallon Capital June 2024 Private Placement (managed funds), Vida Ventures, Pags Group and other investors 1 ~$185 million Cash as of 6/30/24 Into Mid-2027 Expected Cash Runway Common Stock Outstanding 2 ~14.7M (6/30/24): 1 Cash and cash equivalents as of June 30, 2024, prior to the payment of accrued transaction and related expenses of ~$14.4M 2 As of 6/30/24

55 Uniquely Positioned to Deliver on Value Creating Milestones Strong Balance Sheet Pipeline of Uniquely Accomplished Team Post Transaction Differentiated Assets World-leader Founders st ~$185 Million* (as of 6/30/24) Multiple Inflection Points 20 1 Approvals 2025, 2026, 2027 Runway Into Mid-2027 >$50B in Annual Sales Address important clinical Well positioned Leadership with problems, underserved to execute Proven Track Record patient populations * Cash and cash equivalents as of June 30, 2024, prior to the payment of accrued transaction and related expenses of ~$14.4M, are expected to fund current operational plans into mid-2027

56 Thank you info@tectonictx.com www.tectonictx.com LinkedIn: TectonicTx